UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2007

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MCA HOLDINGS CORPORATION

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(Exact name of Registrant as specified in charter)

Nevada	000-52162	98-0497320
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

138 4TH Av., S.E., Suite 628, Calgary Alberta, Canada		T2G 4Z6
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (403) 229-2337

138 4TH AV., S.E., SUITE 628

CALGARY ALBERTA, CANADA  T2G 4Z6

(403) 229-2337

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

CAUTIONARY NOTE REGARDING PREDICTIVE STATEMENTS

Our disclosure and analysis in this Report contain statements that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions. Although we believe these statements are based upon reasonable assumptions, they are subject to several risks and uncertainties, and therefore, we can give no assurance that such projections will be achieved.

Investors are cautioned that our statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed.

As for the statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections and may be better or worse than projected. Given these uncertainties, you should not place any reliance on these statements. These statements also represent our estimates and assumptions only as of the date they were made and we expressly disclaim any duty to provide updates to them or the estimates and assumptions associated with them after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

We undertake no obligation to publicly update any predictive statement in this Current Report, whether as a result of new information, future events or otherwise.  You are advised, however, to consult any additional disclosures we make in our Form 10-KSB, Form 10-QSB and Form 8-K reports to the SEC.

Unless otherwise noted, all currency figures in this filing are in U.S. dollars. References to "Yuan" or "RMB" are to the Chinese Yuan (also known as renmimbi). According to Xe.com, as of April 30, 2007, $1.00 = 7.70600 Yuan.

Explanatory Note

This Current Report on Form 8-K is being filed by MCA Holdings Corporation, Inc. ("we", "us", "our" or the "Company") in connection with a transaction in which we exchanged shares of our common stock for all the common stock of Jet Global Energy Limited ("JGE"), a Hunan China corporation. Following the exchange JGE will become our wholly owned subsidiary.

Item 2.01  Completion of Acquisition or Disposition of Assets

EXCHANGE TRANSACTION

On April 30, 2007, we acquired all the outstanding shares of the common stock of Jet Global Energy Limited of Hunan China ("JGE") from Jet Global International Investment Group, a Hong Kong corporation ("JGIIG") in exchange for approximately 38,000,000 shares of our common stock (the

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"Exchange Transaction"). JGE is now our wholly owned subsidiary. As a result of this transaction, the Company has ceased being a shell company as such term is defined in Rule 12b-2 under the Exchange Act. See Item 5.06 of this Current Report.

The shares issued by us in the Exchange Transaction will be paid in the following manner:

1.

At the Closing, 19,000,000 shares of our common stock were transferred to an escrow agent for the benefit of JGIIG.

2.

One (1) year following completion of JGE's electrical generating facility, we shall issue to JGIIG an additional 9,500,000 shares of our common stock, provided that such shares will not be issued unless JGE has attained gross revenues during the immediately preceding 12 month period of a minimum of $12,000,000 and net income after taxes during the same period of at least $500,000.

3.

Two (2) years following JGE's completion of the electrical generating facility, we shall issue an additional 9,500,000 shares of common stock to JGIIG provided, that at that time JGE shall have attained gross revenues during the immediately preceding 12 month period of $24,000,000 and income after taxes during the same period of a minimum of $2,500,000.

4.

In addition to the foregoing, we have the right to repurchase our shares by returning the JGE shares if JGE is not capable of generating electricity on a commercial basis within one (1) year following the closing of the Exchange Transaction.

5.

Pending delivery of our certificates as described above, the certificates shall be held by Computershare Trust Company, N.A. who shall act as escrow agent for the parties.

BUSINESS

Our History

MCA Holdings Corporation was incorporated under the laws of the State of Nevada on April 19, 2006. Prior to the Exchange Transaction, the Company's business was the pursuit of an operational business in order to effect a business combination. This goal was fulfilled with the acquisition of JGE through the Exchange Agreement on April 30, 2007.

JGE's Organizational History

JGE was formed under the laws of Hunan Province as a wholly owned subsidiary of JGIIG on February 5, 2007, for the purposes of developing and operating an electrical generation facility.

Overview of JGE's Business

JGE secured a license to provide power and steam to LIPIP, and it is an exclusive 50 year contract. In addition, that license provides JGE with the opportunity to provide power to the power grid of the Peoples Republic of China ("PRC"). JGE is in the process of evaluating other alternatives for additional revenues, including providing power specifically for the grid as well as natural gas distribution, and cold water for air conditioning in the LIPIP.

JGE has been granted a license by the provincial government to operate an electrical generating facility in the Hunan province. JGE is in the preliminary phase of planning and developing its power plant. The proposed generating facility will be located in the Liu Yang International Pharmaceutical Industrial Park

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("LIPIP"), which is approximately 35 kilometers east of the City of Changsha. The proposed power plant will be a combined cycle gas turbine, which will be powered by natural gas. The turbine is expected to have a capacity of 90 mega watts. In addition to electric power, the turbine generator will also produce steam, which will be sold to various users at the LIPIP.

At this time, JGE has not constructed the power plant, has not generated any electric power and it has not received any revenues from the sale of electric power. Following the Exchange Transaction, the Company will adopt and continue to implement JGE's business plan to operate a power generating facility. In addition, the Company will seek to acquire other electrical generating facilities in China, although we may not be successful in implementing this plan.

Insurance

JGE does not have insurance for any of the following items: property, business liability or disruption insurance coverage for its operations in the PRC. Further, it does not have key man insurance for its officers and executive managers. Therefore, the loss of one or more of its officers and executive managers will adversely affect its business and operations. While a lawsuit in the PRC against a company such as JGE would be rare, there is no assurance that JGE will not incur liability in the event of a lawsuit. The Company has applied for, and the director and officer appointees have made it a priority to acquire officer liability insurance.

Competition

LIPIP has informed MCA that there is a chronic shortage of electricity in the Changsha area and as a result there is insufficient power available for the park to expand. For this reason, LIPIP has provided JGE a 50 year exclusive contract to provide power to the park.

LIPIP currently provides the steam for several businesses in the park. When JGE is capable of providing steam, LIPIP will stop providing steam and grant JGE an exclusive contract to provide steam to the park for 50 years. They will also transfer the current steam distribution infrastructure to JGE. LIPIP will then retire its current coal fired steam generation facility.

JGE will have an exclusive license to provide electrical and steam power to all businesses located in the LIPIP. It will also offer its power to other businesses and residences that surround the LIPIP. Many regional power producers will have much larger facilities and capacities than the power plant to be constructed by JGE, but the businesses in the LIPIP are required by contract to purchase their steam and electric power from JGE. In turn, the LIPIP will regulate the price at which JGE may sell its electricity and steam to the residents of LIPIP. Any over capacity may be sold by JGE into the PRC national power grid.

LIPIP has informed JGE that they are currently the second largest biomedical park in China. They further have informed JGE that the local, provincial and federal governments want the park to be the primary and largest biomedical park in China, but that that requires a stable supply of steam and power. They have informed JGE that the park will be expanded once JGE is producing power and steam and these additional users will be subject to the 50 year exclusive contract held by JGE.

Intellectual Property

JGE does not hold any intellectual property rights over its electric generation facilities.

Research and Development Activities

JGE does not engage in any research and development activities.

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Government Regulations

JGE received a license from Hunan Province that allows it to conduct and operate an electrical power plant with the JGIIG. Under the terms of the license, JGE has a 50 year exclusive contract to provide electricity to the LIPIP park. The contract also gives JGE the right to provide electricity, on a non-exclusive basis, outside the LIPIP.

Environmental Compliance

JGE is subject to a variety of environmental laws, rules and regulations in connection with the construction and operation of its electrical power plant.

Employees

The Company and JGE currently have no employees, but employees will be obtained in the future to construct and operate the power plant.

DESCRIPTION OF PROPERTY

The proposed electric plant will be located on a 50 imperial acre site (approx 8 Imperial/US acres) in the north portion of the LIPIP, on land to be purchased by JGE pursuant to its contract with LIPIP. JGE has chosen to pursue the opportunity in LIPIP because LIPIP has expressed strong intent and expectation of growth once JGE provides a significant supply of electricity and steam.

LEGAL PROCEEDINGS

We know of no material, active, pending or threatened proceeding against us or JGE, nor are we or JGE involved as a plaintiff in any material proceeding or pending litigation.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Overview

We were organized under the laws of the State of Nevada, on April 19, 2006. We were initially a blank check company whose business was to seek out and acquire or combine with an operating company or operating business. On April 30, 2007 we exchanged certain shares of our common stock for all the outstanding stock of Jet Global Energy, Limited ("JGE"). JGE was incorporated in Hunan Province of the People's Republic of China ("PRC") on February 5, 2007. JGE has been granted a license by the provincial government of Hunan to construct and operate an electrical generating facility in the Hunan Province, for fifty years following the completion of the power plant. JGE is in the preliminary phase of planning and developing its power plant, but the power plant has not yet been constructed and JGE has no power generation facility at this time. The proposed power plant will be located in Liu Yang International Pharmaceutical Industrial Park ("LIPIP"). The power plant is intended to provide electrical service for the biomedical park, the industrial mining enterprises, and the residential buildings surrounding the LIPIP. JGE has obtained authorization to construct the thermal electric production facility, and after the facility has been completed, JGE will have the right to operate the facility for fifty years.

Under the terms of JGE's agreement with LIPIP, LIPIP has agreed to assist JGE in the planning, design, obtaining environmental protection, obtaining water, construction, bid tender, fire prevention, transportation and obtaining appropriate permits. In addition, LIPIP has agreed to sell necessary real estate to JGE for a preferential price of 68 Yuan (RNB) per Chinese acre, for thirty to fifty Chinese acres of land. In addition, LIPIP has agreed to provide JGE with all utilities and deep service requirements for the property.

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The proposed power generating facility will be a combined cycle gas turbine and it is expected to have a capacity of 90 megawatts. In addition to electric power, the turbine generator will also produce steam, which will be sold to various users at the LIPIP. LIPIP has agreed to assist JGE to acquire the natural gas supply contract necessary to power the generator from CNPC Limited, the natural gas supplier in the area.

The electricity generated by the power plant will be sold to other businesses located in the biomedical park, and the generating turbine will also produce steam which will also be sold to businesses in the LIPIP. In addition, the generator is expected to produce additional electrical energy which will be transmitted for sale to the national electric grid. The price for the thermal energy and the electrical power produced by the JGE power plant must be approved by the "Pricing Bureau" of the Hunan Province. In the event the LIPIP businesses cannot consume the thermal energy produced by JGE, then the LIPIP will provide a subsidy to JGE.

As part of the agreement with LIPIP, LIPIP will provide JGE free office space, and management and business personnel assistance. In addition, LIPIP has agreed to assist JGE in applying for an appropriate tax exemption from the government relating to the import of equipment selected and purchased by JGE. LIPIP has also agreed to assist JGE with the purchase of property and life insurance.

LIPIP has also granted JGE a right of first refusal to construct a second thermal electric facility in the LIPIP if the businesses located in the LIPIP have demands for such electricity beyond that produced by JGE's initial power plant.

Over the next twelve (12) months, JGE will work to raise additional funding to finance its acquisition of equipment and construction of the electrical power plant in the LIPIP. It is anticipated that this financing will be provided partially from loans and partially from additional investments in the Company. It is anticipated that the Company will need to raise an additional $6,000,000 USD for these purposes; however, there is no assurance that the Company will be able to raise such sums or be able to raise such sums on conditions that are acceptable to the Company.

Critical Accounting Policies and Estimates

We have disclosed in notes to our financial statements those accounting policies that we consider to be significant in determining our results of operations and our financial position, which are incorporated by reference herein. We believe that the following reflect the more critical accounting policies that currently affect our financial condition and results of operations.

Economic and Political Risks

JGE's operation are conducted in the PRC and therefore the Company's operations are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among other things, the political, economic, and legal environment in foreign currency exchange. The Company's results may be adversely effected by changes in the political and social conditions in the PRC and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad and rates and methods of taxation, among other things.

Cash and Cash Equivalent

Cash and Cash Equivalents include all cash, deposits in banks and other highly liquid investments with initial maturities of three months or less.

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Income Taxes

The Company uses the asset liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carried forwards and their respective tax bases. The deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Foreign Currency Translation

The functional currency of the Company is the renminbi ("RNMB"). The Company maintains its financial statements in the functional currency. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet date. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination net income for the respective periods. For financial reporting purposes, assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates. The stockholders equity is translated at historical exchange rates. Any translation adjustments resulting, if any, are not included in the determination of net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders equity. The RMB is not freely convertible into foreign currencies and all foreign exchange transactions must take place through authorized institutions. No representation is made that RMB amounts could have been or would be converted into US dollars at rates used in translations.

Use of estimates

In preparing the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Significant estimates, required by management, include deferred income taxes. Actual results could differ from those estimates.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities following the change in control of our company after the Closing of the Exchange Transaction by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's common stock and (ii) each of our officers and directors, and (iii) all our directors and officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Common Stock Beneficially Owned	Percentage Ownership of Common Stock(1)
Wai Leung Cheng 704 Centre A St., N.W. Calgary, AB Canada T2M 2R3	4,450,000	9.2%
Sagebrush Investments, Ltd 12 Butte Place, N.W. Calgary, AB Canada T2K 4H9	550,000	1.14%
Kit Yung Cheng Tuen Mun Yau Oi Estate Oi Lok House, #908 N. T. Hong Kong	4,000,000	8.2%
Michael Yu-Lung Wong 308 Holmes Avenue Toronto, Ontario, Canada M2N 4N3	100,000.21%
Peter John Horwood RR2 Balzac, Alberta Canada TOMOEO	571,600(2)	1.18%
Stewart Michael Dean Suite 333 Bay 1, 206-5 Av West Cochrane, Alberta Canada T4C 1X3	3,576,750(3)	7.37%
Lisa Luan Wong 102, 8040 Colonial Drive Richmond, B.C. Canada V7C 4V1	19,268,621(4)	39.86%
All Officers and Directors as a Group (5 persons)	9,248,350	19.06%

(1)

Applicable percentage ownership is based on 48,515,000 shares which will be outstanding following the successful attainment of all benchmarks agreed to in the Stock Exchange Agreement. Immediately following the closing of the Exchange Transaction, 29,515,000 shares will be outstanding. (See "Exchange Transaction" above.)

(2)

Mr. Horwood owns 40,800 shares directly, and the remaining shares are owned indirectly, as follows: 40,800 are owned through his wife Janice L. Horwood and 490,000 are owned by Terardos, Ltd. a British Virgin Isle corporation beneficially owned by Mr. Horwood.

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(3)

These shares are owned indirectly by Mr. Dean through his ownership in Apex Quality Assurance, Ltd., an Alberta Canada corporation, that will own 215,000 shares, 916866 AB, Ltd., an Alberta Canada corporation, that owns 100,000 shares, and Naucliffe Group, Ltd., a British Virgin Isle corporation which owns 3,261,750 shares.

(4)

These shares are owned by Ms. Wong indirectly through her ownership of Best Own Capital Group, Ltd., a British Virgin Isle corporation

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS

AND CONTROL PERSONS

Our Directors and Executive Officers

Following the Share Exchange and the change in control of the Company as described in Item 5.01 of this Current Report, we have appointed the following executive officers and directors of the Company. Each of our executive officers and directors is a resident of Canada. As a result, it may be difficult for investors to effect service of process within the United States upon them or to enforce court judgments obtained against them in the United States courts.

Set forth below are the current directors and officers of the Company.

NAME	AGE	POSITION
Wai Leung Cheng	52	President/Director
Eric David Lawson	61	Director
Stewart Michael Dean	38	Director/Secretary, Treasurer
Peter John Horwood	45	Director
Michael Yu-Lung Wong	24	Director

Wai Leung Cheng (also known as Danny Cheng) is the President and a Director of MCA, and he has held that position since the inception of the Company. Mr. Cheng is also the owner and President of Carling Development, Inc., and he has held that position since 2000. Carling Development is a real estate development company, located in Calgary, Alberta Canada. Mr. Cheng received a degree in mechanical engineering from the Hong Kong Polytechnic College in May, 1975.

Eric David Lawson is a Director of MCA and he has held this position since the inception of the Company. From 1997 to 2004, Mr. Lawson as the chief financial officer and a shareholder of Rancho Banderez, S.A. de C.V., a resort located in Puerto Vallarta, Mexico. From 2002 to 2004, Mr. Lawson served as President and CEO of Costa Maya Reef Resort, Inc., a resort located in Belize Central America. From March, 2003 to the present, Mr. Lawson has served as President and CEO of Sage Funding, Inc., an asset manager located in Calgary Alberta, Canada. Mr. Lawson received a bachelor of science degree in education in June, 1969 from the Oregon College of Education, located in Monmouth, Oregon.

Stewart Michael Dean has been a consultant for Apex Quality Assurance, Ltd. located in Cochrane, Alberta from 2001 to the present. Apex Quality Assurance, Ltd. performs quality control functions during maintenance and construction of oil sand facilities, petro chemical facilities and power generation facilities. Mr. Dean attended Northern Alberta Institute of Technology located in Edmonton, Alberta from August 1994 to May 1996, where he received an engineering degree in materials technology.

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Peter John Horwood from 2000 to the present, Mr. Horwood has been the owner and operator of HCS Limited, a business consulting firm located in Calgary, Alberta. From 1979 to 1983, Mr. Horwood attended the University of Calgary, located in Calgary, Alberta Canada, where he received a bachelor of commerce degree in management information systems.

Michael Yu-Lung Wong has no prior employment history. Mr. Wong attended the University of Toronto located in Toronto, Ontario from September 2001 to December 2005, and during that period Mr. Wong studied dentistry. Mr. Wong has attended the University of British Columbia, located in Vancouver, British Columbia from September, 2006 to the present, where he is currently studying law.

FAMILY RELATIONSHIPS

There are no family relationships among any of the Company's directors and officers or those proposed to be directors and officers.

All of our directors hold offices until the next annual meeting of the shareholders of the Company, or until their successors have been qualified after being elected or appointed.  Officers serve at the discretion of the board of directors.

There are no family relationships among our directors or executive officers.

Audit Committee Financial Expert

Our board of directors currently acts as our audit committee. Because we only recently consummated the Exchange Agreement, our board of directors has not yet determined whether we have a member who qualifies as an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B and is "independent" as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act.  Our board of directors is in the process of searching for a suitable candidate for this position.

Audit Committee

We have not yet appointed an audit committee.  At the present time, we believe the members of board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting.

Executive Compensation

The following is a summary of the compensation we paid to our President and executive officers for the year ended December 31, 2006. No executive officer has received any compensation during this time period.

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ANNUAL COMPENSATION						LONG TERM COMPENSATION

						Awards		Payouts
Name	Position	Year Ended	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards $	Securities Underlying Options/ SARS	LTIP Payouts	All Other Compensation
Wai Leung Cheng	President	12/31/2006	0	0	0	0	0	0	0

Chee Ping Ng	Secretary/Treasurer	12/31/2006	0	0	0	0	0	0	0

Eric David Lawson	Director	12/31/2006	0	0	0	0	0	0	0

The following is a summary of the compensation paid by JGE to its CEO and executive officers for the period from its inception in February, 2007 until March 31, 2007. No executive officers of JGE received any compensation during that period.

ANNUAL COMPENSATION						LONG TERM COMPENSATION

						Awards		Payouts
Name	Position	Year Ended	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards $	Securities Underlying Options/ SARS	LTIP Payouts	All Other Compensation
Lisa Luan Wong	Sole Director	04/30/2007	0	0	0	0	0	0	0

Indemnification of Our Directors and Officers

Although Nevada law allows us to indemnify our directors, officers, employees, and agents, under certain circumstances, against attorney's fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on our behalf, and under certain circumstances to advance the expenses of such litigation upon securing their promise to repay us if it is ultimately determined that indemnification will not be allowed to an individual in that litigation, neither our articles of incorporation or by-laws impose an indemnity obligation upon us. In addition, we have not entered into any agreements under which we have assumed such an indemnity obligation.

MARKET FOR OUR COMMON STOCK

There is currently no market for our common stock, and the Company's common stock is not trading on any exchange. The Company is not aware of any market activity in its stock since its inception through the date of this filing.

Penny Stock Regulations

The SEC has adopted regulations, which generally define "penny stock" to be an equity security that has a market price of less than $5.00 per share. Our common stock, when and if a trading market develops, may fall within the definition of penny stock and subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000, or annual incomes exceeding $200,000 or $300,000, together with their spouse).

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For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's prior written consent to the transaction. Additionally, for any transaction, other than exempt transactions, involving a penny stock, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the "penny stock" rules may restrict the ability of broker-dealers to sell our common stock and may affect the ability of investors to sell our common stock in the secondary market in the event a market in the stock does develop.

Common Stock

We are authorized to issue 100,000,000 shares of common stock with a par value of $.0001 per share. Following the Exchange Transaction on April 30, 2007, 29,515,000 shares of our common stock were issued and outstanding and 48,515,000 shares of our common stock will be issued and outstanding following the attainment of the benchmarks set forth in the Exchange Agreement. Each outstanding share of common stock is entitled to one vote, either in person or by proxy, on all matters that may be voted upon by the owners thereof at meetings of the stockholders.

Our shareholders have no pre-emptive rights to acquire additional shares of common stock. The common stock is not subject to redemption or any sinking fund provision, and it carries no subscription or conversion rights. In the event of our liquidation, the holders of the common stock will be entitled to share equally in the corporate assets after satisfaction of all liabilities.

The description contained in this section does not purport to be complete. Reference is made to our certificate of incorporation and bylaws, which are available for inspection upon proper notice at our offices, as well as to the Nevada Corporation Code for a more complete description covering the rights and liabilities of shareholders.

Holders of our common stock

(i)

have equal ratable rights to dividends from funds legally available therefore, if declared by our Board of Directors,

(ii)

are entitled to share ratably in all our assets available for distribution to holders of common stock upon our liquidation, dissolution or winding up;

(iii)

do not have preemptive, subscription or conversion rights or redemption or sinking fund provisions; and

(iv)

are entitled to one non-cumulative vote per share on all matters on which stockholders may vote at all meetings of our stockholders.

The holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than fifty percent (50%) of outstanding shares voting for the election of directors can elect all of our directors if they so choose and, in such event, the holders of the remaining shares will not be able to elect any of our directors.

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Dividends

Our board of directors has not declared a dividend on our common stock since our inception and we do not anticipate paying dividends in the near future, as we intend to reinvest our portfolio, if any, to improve and increase our operations.

Shares Eligible For Future Sale

There has been no public market for our common stock and we cannot assure you that a significant public market for our common stock will be developed or be sustained in the future. Sales of substantial amounts of common stock in the public market, or the possibility of substantial sales occurring, could adversely affect prevailing market prices for our common stock or our future ability to raise capital through an offering of equity securities.

The shares of our common stock currently outstanding are "restricted securities" as that term is defined in the Securities Act.

We have not issued any options or warrants to purchase, or securities convertible into, our common equity.

Preferred Stock

Our Board of Directors is authorized under our Articles of Incorporation to provide for the issuance of shares of preferred stock, by resolution or resolutions for the issuance of such stock, and, by filing a certificate of designations under Nevada law, to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the shareholders. Any shares of preferred stock so issued are likely to have priority over our common stock with respect to dividend or liquidation rights. The authority of the Board of Directors with respect to the Preferred Stock shall include, but not be limited to, setting or changing the following:

1.

the annual dividend rate, if any, on shares of Preferred Stock, the times of payment and the date from which dividends shall be accumulated, if dividends are to be cumulative;

2.

whether the shares of Preferred Stock shall be redeemable and, if so, the redemption price and the terms and conditions of such redemption;

3.

the obligation, if any, of the Company to redeem shares of Preferred Stock pursuant to a sinking fund;

4.

whether shares of Preferred Stock shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

5.

whether the shares of Preferred Stock shall have voting rights, and, if so, the extent of such voting rights;

6.

the rights of the shares of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation; and

7.

any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to the Preferred Stock.

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The issuance of shares of preferred stock, or the issuance of rights to purchase such shares, could be used to discourage an unsolicited acquisition proposal. For instance, the issuance of a series of preferred stock might impede a business combination by including class voting rights that would enable the holder to block such a transaction, or facilitate a business combination by including voting rights that would provide a required percentage vote of the stockholders. In addition, under certain circumstances, the issuance of preferred stock could adversely affect the voting power of the holders of the common stock. Although the Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of our stockholders, the Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of the stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then market price of such stock. The Board of Directors does not at present intend to seek stockholder approval prior to any issuance of currently authorized preferred stock, unless otherwise required by law.

WHERE YOU CAN FIND MORE INFORMATION

We have filed with the Securities and Exchange Commission (the "SEC") reports, statements and other information as required under the Securities Exchange Act of 1934. These reports, statements and other information may be read and copied at the SEC's Public Reference Room at 100 F Street NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room at 1-800-SEC-0330.

The SEC maintains a web site (HTTP://WWW.SEC.GOV.) that contains the registration statements, reports, proxy and information statements and other information regarding registrants, like us, that file electronically with the SEC. You may access our SEC filings electronically at this SEC website. These SEC filings are also available to the public from commercial document retrieval services.

Item 3.02  Unregistered Sales of Equity Securities

On April 10, 2007, the Company entered into the Stock Exchange Agreement with Jet Global International Investments Group Limited ("JGIIG"). Pursuant to the Stock Exchange Agreement, JGIIG will receive 38,000,000 shares of the Company's common stock, with 19,000,000 to be paid at closing and the remaining shares to be paid when certain benchmarks are met. The Exchange Transaction closed on April 30, 2007, and the shares of the Company were issued to 34 Nominees of JGIIG.

The issuance of the shares in the share exchange was exempt from registration in reliance upon Regulation S and Section 4(2) of the Securities Act of 1933, as amended. Each JGIIG nominee is a non-U.S. person, as defined in Rule 902(k) of Regulation S, and is either an accredited investor or has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in our securities.

Item 5.01  Changes in Control of Registrant

On April 10, 2007, the Company entered into a Stock Exchange Agreement with Jet Global International Investments, Limited whereby the Company agreed to exchange 38,000,000 shares its common stock for all the outstanding common stock of Jet Global Energy, Limited. The Exchange Transaction closed on April 30, 2007. As a result of this transaction, there has been a change in control of the Company, and JGIIG and its nominees now constitute the majority shareholders of the Company.

In connection with the closing, Mr. Chee Ping Ng submitted his resignation as a director of the Company, and Stewart Michael Dean, Peter John Horwood, and Michael Yu-Lung Wong were appointment as Directors of the Company, subject to the filing and dissemination of Schedule 14f-1. On April 19, 2006, we filed an information statement with the SEC relating to the change in control of our Board of Directors which contained the information required under Rule 14f-1 of the Exchange Act and, we distributed that

~~14~~

information statement to all holders of record of our common stock. As a result thereof, immediately after the closing of the Exchange Transaction, there occurred a change in control in the Board of Directors, which is now made up of the following five persons: Wai Leung Cheng, Eric David Lawson, Stewart Michael Dean, Peter John Horwood, and Michael Yu-Lung Wong.

Item. 5.06  Change in Shell Company Status

As a result of our acquisition of all the outstanding capital stock of JGE, as described in Item 2.01 above, which description is in its entirety incorporated by reference in this Item 5.06 of this Current Report, we ceased being a shell company as such term is defined in Rule 12b-2 under the Exchange Act.

Item 9.01  Financial Statements and Exhibits

(a)	Financial statements for MCA Holdings Corporation for the period ending December 31, 2006 (Audited).

(b)	Financial statements for MCA Holdings Corporation for the interim period ending March 31, 2007 (Unaudited).

(c)	Financial statements for Jet Global Energy, Limited for the period since inception (February 5, 2007) to February 28, 2007 (Audited).

(d)	Financial statements for Jet Global Energy, Limited for the interim period ending March 31, 2007.

(e)	Pro Forma financial information concerning the acquisition by MCA Holdings Corporation of the business operations of Jet Global Energy, Limited.

(f)	The following exhibits are filed with this Current Report:

Exhibit No.	Description of Exhibit

3.1	Articles of Incorporation *

3.2	Bylaws *

3.8	Specimen of Common Stock certificate *

4.1.	Stock Exchange Agreement, dated as of April 10, 2007, by and among MCA Holdings Corporation and Jet Global International Investment Group Limited.

21.1	List of Subsidiaries

____________________________________________________________________________________

*	Incorporated by reference to the Registrant's Form 10-SB filed on August 3, 2006.

~~15~~

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2007

MCA HOLDINGS CORPORATION (Registrant)

By:	/s/ Wai Leung Cheng
Wai Leung Cheng
Chairman

~~16~~

AUDITED FINANCIAL STATEMENTS

MCA Holdings Corporation

(A Development Stage Company)

December 31, 2006

---------------------

CONTENTS

INDEPENDENT AUDITOR’S REPORT…………………………………………….

19

 BALANCE SHEET……………………………………………………………….…..

20

 STATEMENT OF OPERATIONS…………………………………………………..

21

 STATEMENT OF CASH FLOWS………………………………………………..…

22

 STATEMENT OF STOCKHOLDERS’ EQUITY…………………………………..

23

NOTES TO FINANCIAL STATEMENTS……………………………………………

24-30

~~18~~

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of MCA Holdings Corporation

I have audited the accompanying balance sheets of MCA Holdings Corporation (A Development Stage Company) as of December 31, 2006, and the related statements of operation, stockholders’ equity and comprehensive income, and cash flows for the period from inception (April 19, 2006) through December 31, 2006.

These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MCA Holdings Corporation as of December 31, 2006, and the results of its operations and its cash flows for the period from inception (April 19, 2006) through December 31, 2006 and 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern.  The Company has a loss and has yet to generate an internal cash flow that raises substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are described in Note I.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Traci J. Anderson

Traci J. Anderson, CPA

Huntersville, NC

March 7, 2006

~~19~~

MCA Holdings Corporation
(A Development Stage Company)
Balance Sheet
As of December 31, 2006

ASSETS

CURRENT ASSETS:
Cash	$ 47,605
TOTAL CURRENT ASSETS	47,605

TOTAL ASSETS	$ 47,605

LIABILITIES AND STOCKHOLDERS' EQUITY

STOCKHOLDERS' EQUITY

Preferred stock ($.0001 par value, 10,000,000 shares authorized; no shares issued and outstanding)	-
Common stock ($.0001 par value, 100,000,000 shares authorized; 9,890,000 shares issued and outstanding)	989
Additional paid in capital	197,911
Retained Deficit	(151,295)
TOTAL STOCKHOLDERS' EQUITY	47,605

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 47,605

The accompanying notes are an integral part of these financial statements.

~~20~~

MCA Holdings Corporation
( A Development Stage Company)
Statement of Operations
For the Period from Inception (April 16, 2006) Through December 31, 2006

Cumulative
Totals
Since
Inception
REVENUES:
Income	$ -
Total Revenue	-

EXPENSES:
Consulting Fees	139,781
Rent	10,120
Selling, General, and Administrative	1,394
Total Expenses	151,295

Loss from operations	$(151,295)

Provision for income taxes	-

NET LOSS	$(151,295)

Basic and fully diluted net loss per common share:	$ (0.02)

Weighted average common shares outstanding	9,052,353

The accompanying notes are an integral part of these financial statements.

~~21~~

MCA Holdings Corporation
( A Development Stage Company)
STATEMENT OF CASH FLOWS
For the Period from Inception (April 19, 2006) to December 31, 2006

Cumulative
Totals
Since
Inception
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(151,295)
Adjustments to reconcile net (loss) to net cash provided by (used in) operations:
Expenses paid by Officer	40,000
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(111,295)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of stock	158,000
Contributions of capital in cash	900
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	158,900

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	47,605

CASH AND CASH EQUIVALENTS
BEGINNING OF THE PERIOD	-

END OF THE YEAR	$ 47,605

The accompanying notes are an integral part of these financial statements.

~~22~~

MCA Holdings Corporation
(A Development Stage Company)
Statement of Stockholders' Equity
For the Period from Inception (April 19, 2006) to December 31, 2006

Additional
	Common Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit

Balances, April 16, 2006 (inception)	-	$ -	$ -	$ -

Net loss for the period	-	-	-	-

Capital Contributions	-	-	-	-

Issuance of common shares	9,890,000	989	197,911	(151,295)

Balances, December 31, 2006	9,890,000	$ 989	$ 197,911	$ (151,295)

The accompanying notes are an integral part of these financial statements.

~~23~~

MCA HOLDINGS CORPORATION

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2006

=============================================================

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity—MCA Holdings Corporation (“The Company”) was organized under the laws of the State of Nevada on April 19, 2006 as a corporation.  The Company’s objective is to acquire or merge with a target business or company in a business combination.

Basis of Presentation—The financial statements included herein were prepared under the accrual basis of accounting.

Cash and Cash Equivalents—For purposes of the Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  The financial statements above reflect all of the costs of doing business.

Revenue Recognition—The Company’s policy is to recognize income when it is earned.

Comprehensive Income (Loss)—The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the financial statements.  There were no items of comprehensive income (loss) applicable to the Company during the period covered in the financial statements.

Net Income per Common Share—Statement of Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations.  Basic earnings per share amounts are based on the weighted average shares of common stock outstanding.  If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share.  Accordingly, this presentation has been adopted for the period presented.  There were no adjustments required to net income for the period presented in the computation of diluted earnings per share.

Deferred Taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS No. 109), “Accounting for Income Taxes.” A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carry forwards.

MCA HOLDINGS CORPORATION

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2006

=============================================================

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, some portion or all of the deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Fair Value of Financial Instruments—The carrying amounts reported in the balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable—Accounts deemed uncollectible are written off in the year they become uncollectible.  No receivables were deemed uncollectible as of December 31, 2006.

Impairment of Long-Lived Assets—The Company evaluates the recoverability of its fixed assets and other assets in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144’). SFAS 144 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds its expected cash flows, it is considered to be impaired and is written down to fair value, which is determined based on either discounted future cash flows or appraised values. The Company adopted the statement on inception. No impairments of these types of assets were recognized during the period ended December 31, 2006.

Stock-Based Compensation—The Company accounts for stock-based compensation using the fair value method of Financial Accounting Standard No. 123. Common shares issued for services rendered by a third party (both employees and non-employees) are recorded at the fair value of the shares issued or services rendered, whichever is more readily determinable.

Recent Accounting Pronouncements—In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("SFAS 154"). SFAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. These requirements apply to all voluntary changes and changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for fiscal years beginning after December 15, 2005. The Company does not expect the adoption of SFAS 154 to have a material effect on the Company’s financial statements.

In February 2006, the FASB issued SFAS Statement No. 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140” ("SFAS 155"). This Statement amends FASB Statements No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. This Statement permits fair value re-measurement for any

~~25~~

MCA HOLDINGS CORPORATION

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2006

=============================================================

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued for the Company for fiscal year begins after September 15, 2006. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

In March 2006, the FASB issued SFAS Statement No. 156, “Accounting for Servicing of Financial Assets—an amendment of FASB Statement No. 140”.  This Statement amends FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” with respect to the accounting for separately recognized servicing assets and servicing liabilities.  This Statement requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.  This Statement requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable and it permits an entity to choose either the Amortization Method or the Fair Value Method for each class of separately recognized servicing assets and servicing liabilities.  At its initial adoption, the Statement permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under SFAS No. 115.  This Statement is effective as of the beginning of an entity's first fiscal year that begins after September 15, 2006. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

Recent Accounting Pronouncements (cont’d)

In June 2006, the FASB issued FIN 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB No. 109.  This Interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB No. 109, “Accounting for Income Taxes”.  This interpretation prescribes recognition of threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  This interpretation is effective for fiscal years beginning after December 15, 2006. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

~~26~~

MCA HOLDINGS CORPORATION

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2006

=============================================================

In September 2006, the FASB issued SFAS Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans”.   For an employer with publicly traded equity securities, the requirement to recognize the funded status of a benefit plan and the disclosure requirements are effective as of the end of the fiscal year ending after December 15, 2006.  For an employer without publicly traded equity securities, the requirement to recognize the funded status of a benefit plan and the disclosure requirements are effective as of the end of the fiscal year ending after June 15, 2007.  The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position (paragraphs 5, 6, and 9) is effective for fiscal years ending after December 15, 2008.  Earlier application is permitted if for all of an employer's benefit plans.  The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements”.  This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements.  This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute.  Accordingly, SFAS No. 157 does not require any new fair value measurements.  However, for some entities, the application of SFAS No. 157 will change current practice.  This Statement is effective for fiscal years beginning after November 15, 2007, and all interim periods within those fiscal years. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  Early adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position, but the Company is evaluating the Statement to determine what impact, if any, it will have on the Company.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R)” (“SFAS 158”). This statement requires balance sheet recognition of the funded status, which is the difference between the fair value of plan assets and the benefit obligation, of pension and postretirement benefit plans as a net asset or liability, with an offsetting adjustment to accumulate other comprehensive income in shareholders’ equity. In addition, the measurement date, the date at which plan assets and the benefit obligation are measured, is required to be the company’s fiscal year end. The Company currently Company is currently evaluating the Statement to determine what impact, if any, it will have on the Company.

NOTE B—SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the period ended December 31, 2006 is summarized as follows:

~~27~~

MCA HOLDINGS CORPORATION

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2006

=============================================================

Cash paid during the period ended December 31, 2006 for interest and income taxes:

Income Taxes

$ ---

Interest

$ ---

NOTE C—SEGMENT REPORTING

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.”  This statement requires companies to report information about operating segments in interim and annual financial statements.  It also requires segment disclosures about products and services, geographic areas and major customers.  The Company determined that it did not have any separately reportable operating segments as of December 31, 2006.

NOTE D—CAPITAL STOCK

The Company is authorized to issue 100,000,000 common shares at $.0001 par value per share and 10,000,000 preferred shares at $.0001 par value.

During the period from inception (April 19, 2006) through December 31, 2006, the Company sold and issued 9,890,000 in common shares to the following:

Chan Kam Fuk *	50,000
Don Jordan / M. Jordan *	50,000
Aaron Allison *	50,000
Tyler Reid / Shelley Reid *	50,000
Derek Williams *	50,000
Troy W. Slaney *	50,000
J. McAllister / M. McAllister *	75,000
Diana Graff *	100,000
January Kardash *	100,000
0717471 BC LTD.	100,000
Apex Quality Assurance, Ltd. *	215,000
Chee Ping Ng	250,000
Sagebrush Investments, Ltd.	300,000
Kit Yung Cheng	4,000,000
Wai Leung Cheng	4,450,000
Total	9,890,000

*These shares were sold at $.20 per share.

~~28~~

MCA HOLDINGS CORPORATION

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2006

=============================================================

NOTE E—COMMITMENTS

The Company leases office space in Calgary, Alberta and in China.  Total monthly rental expense is approximately $3,317.50 per month.

NOTE F—INCOME TAXES

The company has neither any operating income nor loss; therefore, the company has made no provision for current or deferred federal or state income taxes for the period from inception through December 31, 2006.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

The Company’s total deferred tax asset, calculated using federal and state effective tax rates, as of December 31, 2006 is as follows:

Total deferred tax assets

     $ 0

Valuation allowance

     (0)

Net deferred tax asset

$   ---

======

The reconciliation of income taxes computed at the federal statutory income tax rate to total income taxes for the period from inception through December 31, 2006 is as follows:

Income tax computed at the federal statutory rate

 34%

State income taxes, net of federal tax benefit

   0%

Valuation allowance

(34%)

Total deferred tax asset

   0%

NOTE G—NOTES PAYABLE

As of December 31, 2006, the Company did not have any outstanding notes payables.

NOTE H – DEVELOPMENT STAGE COMPANY

The Company is in the development stage as of December 31, 2006 and to date has had no significant operations.  Recovery of the Company’s assets is dependent on future events, the outcome of which is indeterminable. In addition, successful completion of the Company’s development program and its transition, ultimately, to attaining profitable operations is

~~29~~

MCA HOLDINGS CORPORATION

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2006

=============================================================

dependent upon obtaining adequate financing to fulfill its development activities and achieving a level of sales adequate to support the Company’s cost structure.

NOTE I—GOING CONCERN

As shown in the accompanying audited financial statements, the Company has suffered a loss from inception to date.  It experienced a loss of $151,295 during 2006.  The Company had a net deficiency of $151,295 as of December 31, 2006.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Management’s plans in regard to this matter are to raise equity capital and seek strategic relationships and alliances in order to increase sales in an effort to generate positive cash flow.  Additionally, the Company must continue to rely upon equity infusions from investors in order to improve liquidity and sustain operations.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE J—SUBSEQUENT EVENTS

On February 27 2007, the Company signed a letter of intent to acquire Jet Global Energy Limited of Hunan, China (JGE), a subsidiary of Jet Global International Investment Group Limited of Hong Kong (JGHK).  The acceptance and confirmation of the letter of intent by JGHK has become an agreement between the Company and JGHK.  JGE will be acquired by the Company and become a wholly owned subsidiary of the Company, and such subsidiary will become the surviving corporation.  In exchange for their common shares of JGE stock, the shareholders of JGE will receive 38,000,000 shares of common voting stock of the Company—50% or 19,000,000 shares will be issued upon the closing of the acquisition and another 25% or 9,500,000 shares will be issued one year after the merger and the remaining 25% or 9,500,000 shares will be issued two years after the merger.  The shares of the Company stock issued to the shareholders of JGE will be rescinded if the acquisition does not proceed as intended and the Company will return all its shares of JGE back to JGHK.

~~30~~

MCA Holdings Corporation (A Development Stage Company)
(Unaudited) Balance Sheet
As of March 31, 2007

ASSETS

CURRENT ASSETS
Cash and Cash Equivalents	$ 30,486
Shareholder Loan	12,860
Prepaid Expenses	2,650
TOTAL CURRENT ASSETS	45,996

PROPERTY AND EQUIPMENT
Property and Equipment	20,098
Accumulated Depreciation	-
Net Property and Equipment	20,098

TOTAL ASSETS	$ 66,094

LIABILITIES AND STOCKHOLDERS' EQUITY

STOCKHOLDERS' EQUITY

Common stock ($.0001 par value, 100,000,000 shares authorized; 10,590,000 shares issued and outstanding)	1,059
Additional Paid-in-Capital	337,841
Retained Deficit	(272,806)
TOTAL STOCKHOLDERS' EQUITY	66,094

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 66,094

MCA Holdings Corporation (A Development Stage Company)
(Unaudited) Statement of Operations
For the Three Months Ended March 31, 2007

	Three Months ended March 31, 2007	Cumulative Total since inception (April 16, 2006)

SALES AND COST OF SALES:
Sales	$ -	$ -
Cost of sales	-	-
Gross Profit	-	-

OPERATING EXPENSES:
Professional Fees	29,347	31,847
Consulting Fees	76,446	213,727
Selling, general and administrative	15,718	27,232
	121,511	272,806

NET LOSS	$ (121,511)	$ (272,806)

Jet Global Energy Limited

Financial statements

February 28, 2007

(Stated in US dollars)

JET GLOBAL ENERGY LIMITED

FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

PAGES

Report of Independent Registered Public Accounting Firm

35

Statement of Operations

36

Balance Sheet

37

Statement of Stockholder’s Equity

38

Statement of Cash Flows

39

Notes to Financial Statements

40 - 42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the ~~[Sole Director/~~ Sole Director ~~]~~ and Stockholder of

Jet Global Energy Limited

We have audited the accompanying balance sheet of Jet Global Energy Limited (the “Company”) as of February 28, 2007, and the related statement of operations, stockholder’s equity and cash flows for the period ended February 28, 2007.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the generally accepted auditing standards in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of February 28, 2007, and the results of its operations and its cash flows for the period from February 5, 2007 (date of incorporation) to February 28, 2007 then ended, in conformity with accounting principles generally accepted in the United States of America.

Dominic K.F. Chan & Co

Certified Public Accountants

Hong Kong

March 23, 2007

JET GLOBAL ENERGY LIMITED

STATEMENT OF OPERATIONS

(Stated in US Dollars)

For the period from February 5, 2007 (date of incorporation) to February 28, 2007
$

Net sales	-

Administrative and other operating expenses	(1,000)

Loss before taxes	(1,000)
Income taxes - Note 3	-

Net loss	(1,000)

See notes to financial statements

JET GLOBAL ENERGY LIMITED

BALANCE SHEET

( Stated in US Dollars )

At February 28, 2007
$

LIABILITY AND STOCKHOLDER’S EQUITY

LIABILITY
Current Liability
Accrued liability	1,000

Total Current Liability	1,000

TOTAL LIABILITY	1,000

STOCKHOLDER’S EQUITY
Common stock	-
Accumulated losses	(1,000)

TOTAL STOCKHOLDER’S EQUITY	(1,000)

TOTAL LIABILITY AND STOCKHOLDER’S EQUITY	-

See notes to financial statements

JET GLOBAL ENERGY LIMITED

STATEMENT OF STOCKHOLDER’S EQUITY

( Stated in US Dollars )

	For the period from February 5, 2007 (date of incorporation) to February 28, 2007
	Common stock	Accumulated losses	Total
	$	$	$

Paid-up registered capital	-	-	-
Net loss	-	(1,000)	(1,000)

Balance, February 28, 2007	-	(1,000)	(1,000)

See notes to financial statements

JET GLOBAL ENERGY LIMITED

STATEMENT OF CASH FLOWS

( Stated in US Dollars )

For the period from February 5, 2007 (date of incorporation) to February 28, 2007
$
Cash flows from operating activities
Net loss	(1,000)

Changes in operating liability:
Accrued liability	1,000

Net cash flows ~~used in~~  of operating activities	-

Net change in cash and cash equivalents and cash and cash equivalents - end of period	-

See notes to financial statements

JET GLOBAL ENERGY LIMITED

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

1.

Corporate information

Jet Global Energy Limited (the “Company”) was a wholly foreign owned enterprise established in the People’s Republic of China (the “PRC”) on February 5, 2007 under the laws of PRC.  The registered capital of the Company is US$6,000,000 of which the sole equity holder was Jet Global International Investment Group Limited. The Company was organized principally to provide thermoelectricity for the Biochemical Park, the industrial and mining enterprises, the residential area and the surrounding areas in Liu Yang of PRC.

2.

Summary of s ~~S~~ ignificant ~~A~~ a ccounting ~~P~~ p olicies

Basis of presentation

The accompanying financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America.

Use of estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  These accounts and estimates include, but are not limited to, deferred income taxes.  Actual results could differ from those estimates.

Economic and political risks

The Company’s operations are conducted in the PRC.  Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe.  These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange.  The Company’s results may be adversely affected by changes in the political and social conditions in the PRC and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad and rates and methods of taxation, among other things.

Cash and cash equivalents

Cash and cash equivalents include all cash, deposits in banks and other highly liquid investments with initial maturities of three months or less.

JET GLOBAL ENERGY LIMITED

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

2.

Summary of ~~S~~ s ignificant ~~A~~ a ccounting ~~P~~ p olicies (Cont’d)

Income taxes

The Company uses the asset and liability method of accounting for income taxes pursuant to SFAS No. 109 “Accounting for Income Taxes”.  Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carryforwards and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Foreign currency translation

The functional currency of the Company is Renminbi (“RMB”).  The Company maintains its financial statements in the functional currency.  Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates.  Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction.  Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company which are prepared using the functional currency have been translated into United States dollars.  Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholder’s equity is translated at historical exchange rates.  Any translation adjustments resulting, if any, are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholder’s equity.

2005
Period end RMB : US$ exchange rate	7.7410
Average from February 5, 2007 to February 28, 2007 RMB : US$ exchange rate	7.7506

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions.  No representation is made that RMB amounts could have been, or could be, converted into US$ at rates used in translation.

JET GLOBAL ENERGY LIMITED

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

Fair value of financial instruments

The carrying values of the Company’s financial instruments, including accrued liability approximate its fair value due to the short-term maturity of such instrument.

3.

Income taxes

The following table accounts for the differences between the actual tax provision and the amounts obtained by applying the applicable PRC corporation income tax rate of 33% to loss before taxes for the period ended February 28, 2007.

$

Loss before taxes	(1,000)

Provision for income taxes at PRC income	(330)
tax rate
Non-deductible expenses for income tax purposes	330

-

4.

Commitment

The Company has the following capital commitment as of February 28, 2007 :-

$

Purchase of land in PRC	439,220

5.

Ultimate holding company

The director regards Jet Global International Investment Group Limited, a company incorporated in Hong Kong, as being the ultimate holding company.

6.

Approval of accounts

The accounts were approved by the sole director on March 23, 2007.

Jet Global Energy Limited

Financial statements

March 31, 2007

(Stated in US dollars)

JET GLOBAL ENERGY LIMITED

FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

PAGES

Report of Independent Registered Public Accounting Firm

45

Income Statement

46

Balance Sheet

47

Statement of Stockholder’s Equity

48

Statement of Cash Flows

49

Notes to Financial Statements

50 - 55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the ~~[Sole Director/~~ Sole Director ~~]~~ and Stockholder of

Jet Global Energy Limited

We have audited the accompanying balance sheet of Jet Global Energy Limited (the “Company”) as of March 31, 2007, and the related income statement, stockholder’s equity and cash flows for the period ended March 31, 2007.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the generally accepted auditing standards in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2007, and the results of its operations and its cash flows for the period from February 5, 2007 (date of incorporation) to March 31, 2007 then ended, in conformity with accounting principles generally accepted in the United States of America.

Dominic K.F. Chan & Co

Certified Public Accountants

Hong Kong

April 10, 2007

JET GLOBAL ENERGY LIMITED

INCOME STATEMENT

(Stated in US Dollars)

For the period from February 5, 2007 (date of incorporation) to March 31, 2007
$

Net sales	-

Administrative and other operating expenses	(5,000)

Loss before taxes	(5,000)
Income taxes - Note 3	-

Net loss	(5,000)

See notes to financial statements

JET GLOBAL ENERGY LIMITED

BALANCE SHEET

( Stated in US Dollars )

At March 31, 2007
$

LIABILITY AND STOCKHOLDER’S EQUITY

LIABILITY
Current Liability
Accrued liability	5,000

Total Current Liability	5,000

TOTAL LIABILITY	5,000

STOCKHOLDER’S EQUITY
Common stock	-
Accumulated losses	(5,000)

TOTAL STOCKHOLDER’S EQUITY	(5,000)

TOTAL LIABILITY AND STOCKHOLDER’S EQUITY	-

See notes to financial statements

JET GLOBAL ENERGY LIMITED

STATEMENT OF STOCKHOLDER’S EQUITY

( Stated in US Dollars )

	For the period from February 5, 2007 (date of incorporation) to March 31, 2007
	Common stock	Accumulated losses	Total
	$	$	$

Paid-up registered capital	-	-	-
Net loss	-	(5,000)	(5,000)

Balance, March 31, 2007	-	(5,000)	(5,000)

See notes to financial statements

JET GLOBAL ENERGY LIMITED

STATEMENT OF CASH FLOWS

( Stated in US Dollars )

For the period from February 5, 2007 (date of incorporation) to March 31, 2007
$
Cash flows from operating activities
Net loss	(5,000)

Changes in operating liability :
Accrued liability	5,000

Net cash flows ~~used in~~  of operating activities	-

Net change in cash and cash equivalents and cash and cash equivalents - end of period	-

See notes to financial statements

JET GLOBAL ENERGY LIMITED

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

1.

Corporate information

Jet Global Energy Limited (the “Company”) was a wholly foreign owned enterprise established in the People’s Republic of China (the “PRC”) on February 5, 2007 under the laws of PRC.  The registered capital of the Company is US$6,000,000 of which the sole equity holder was Jet Global International Investment Group Limited. The Company was organized principally to provide thermoelectricity for the Biochemical Park, the industrial and mining enterprises, the residential area and the surrounding areas in Liu Yang of PRC.

2.

Summary of s ~~S~~ ignificant ~~A~~ a ccounting ~~P~~ p olicies

Basis of presentation

The accompanying financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America.

Use of estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  These accounts and estimates include, but are not limited to, deferred income taxes.  Actual results could differ from those estimates.

Economic and political risks

The Company’s operations are conducted in the PRC.  Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe.  These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange.  The Company’s results may be adversely affected by changes in the political and social conditions in the PRC and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad and rates and methods of taxation, among other things.

Cash and cash equivalents

Cash and cash equivalents include all cash, deposits in banks and other highly liquid investments with initial maturities of three months or less.

JET GLOBAL ENERGY LIMITED

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

2.

Summary of ~~S~~ s ignificant ~~A~~ a ccounting ~~P~~ p olicies (Cont’d)

Income taxes

The Company uses the asset and liability method of accounting for income taxes pursuant to SFAS No. 109 “Accounting for Income Taxes”.  Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carryforwards and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Foreign currency translation

The functional currency of the Company is Renminbi (“RMB”).  The Company maintains its financial statements in the functional currency.  Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates.  Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction.  Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company which are prepared using the functional currency have been translated into United States dollars.  Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholder’s equity is translated at historical exchange rates.  Any translation adjustments resulting, if any, are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholder’s equity.

2005
Period end RMB : US$ exchange rate	7.7232
Average from February 5, 2007 to March 31, 2007 RMB : US$ exchange rate	7.7321

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions.  No representation is made that RMB amounts could have been, or could be, converted into US$ at rates used in translation.

JET GLOBAL ENERGY LIMITED

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

Fair value of financial instruments

The carrying values of the Company’s financial instruments, including accrued liability approximate its fair value due to the short-term maturity of such instrument.

2.

Summary of ~~S~~ s ignificant ~~A~~ a ccounting ~~P~~ p olicies (Cont’d)

Recent accounting pronouncements

In November 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 151, “Inventory costs - an amendment of ARB No. 43, Chapter 4.” (“SFAS 151”).  SFAS 151 amends ARB 43, Chapter 4 to clarify that “abnormal” amount of idle freight, handling costs and spoilage should be recognized as current period charges.  SFAS 151 is effective for inventory costs incurred during fiscal years beginning after June 15, 2005.

In December 2004, the FASB issued SFAS No. 123R, “Share-Based Payment” (“SFAS 123R”), which revises SFAS No. 123, “Accounting for Stock Based Compensation”, and supersedes APB 25.  Among other items, SFAS 123R eliminates the use of APB 25 and the intrinsic value method of accounting, and requires companies to recognize in the financial statements the cost of employee services received in exchange for awards of equity instruments, based on the grant-date fair value of those awards.  This cost is to be recognized over the period during which an employee is required to provide service in exchange for the award (typically the vesting period). SFAS 123R also requires that benefits associated with tax deductions in excess of recognized compensation cost be reported as a financing cash inflow, rather than as an operating cash flow as required under current literature.

SFAS 123R permits companies to adopt its requirements using either a “modified prospective” method, or a “modified retrospective” method.

Under the “modified prospective” method, compensation cost is recognized in the financial statements beginning with the effective date, based on the requirements of SFAS 123R for all share-based awards granted or modified after that date, and based on the requirements of SFAS 123 for all unvested awards granted prior to the effective date of SFAS 123R.  Under the “modified retrospective” method, the requirements are the same as under the “modified prospective” method, but this method also permits entities to restate financial statements of previous periods based on proforma disclosures made in accordance with SFAS 123.  The Company is adopting SFAS 123R using the modified prospective method.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections” (“SFAS 154”), which changes the requirements for the accounting for and reporting of a change in accounting principle.  The statement requires retrospective application to prior period financial statements of changes in

JET GLOBAL ENERGY LIMITED

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

accounting principle, unless impracticable to do so.  It also requires that a change in the depreciation, amortization, or depletion method for long-lived non-financial assets be accounted as a change in accounting estimate, effected by a change in accounting principle.  Accounting for error corrections and accounting estimate changes will continue under the guidance in APB Opinion 20, “Accounting Changes”, as carried forward in this pronouncement. The statement is effective for fiscal years beginning after December 15, 2005.

2.

Summary of ~~S~~ s ignificant ~~A~~ a ccounting ~~P~~ p olicies (Cont’d)

Recent accounting pronouncements (Cont’d)

In November 2005, the FASB issued FSP Nos. FAS 115-1 and 124-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.”  This FSP addresses the determination as to when an investment is considered impaired, whether the impairment is ‘other-than-temporary’, and the measurement of an impairment loss.  The investment is impaired if the fair value is less than cost.  The impairment is ‘other-than-temporary’ for equity securities and debt securities that can contractually be prepaid or otherwise settled in such a way that the investor would not recover substantially all of its cost. If ‘other-than-temporary’, an impairment loss shall be recognized in earnings equal to the difference between the investment’s cost and its fair value.  The guidance in this FSP is effective in reporting periods beginning after December 15, 2005.

In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments, which amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS No. 155”), and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.  SFAS No. 155 simplifies the accounting for certain derivatives embedded in other financial instruments by allowing them to be accounted for as a whole if the holder elects to account for the whole instrument on a fair value basis.  SFAS No. 155 also clarifies and amends certain other provisions of SFAS No. 133 and SFAS No. 140.  SFAS No. 155 is effective for all financial instruments acquired, issued or subject to a remeasurement event occurring in fiscal years beginning after September 15, 2006.  Earlier adoption is permitted, provided the Company has not yet issued financial statements, including for interim periods, for that fiscal year.  The Company does not believe the adoption of SFAS No. 155 will have a material impact on the Company’s financial position or results of operations.

The FASB released SFAS No. 156, “Accounting for Servicing of Financial Assets,” to simplify accounting for separately recognized servicing assets and servicing liabilities. SFAS No. 156 amends SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” SFAS No. 156 permits an entity to choose either the amortization method or the fair value measurement method for measuring each class of separately recognized servicing assets and servicing liabilities after they have been initially

JET GLOBAL ENERGY LIMITED

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

measured at fair value. SFAS No. 156 applies to all separately recognized servicing assets and liabilities acquired or issued after the beginning of an entity’s fiscal year that begins after September 15, 2006.  The Company does not believe the adoption of SFAS No. 156 will have a material impact on the Company’s financial position or results of operations.

In July 2006, the FASB issued FIN 48 “Accounting for Uncertainty in Income Taxes.”  This interpretation requires that we recognize in our financial statements, the impact of a tax position, if that position is more likely than not of being sustained on audit, based on the technical merits of the position.  The provisions of FIN 48 are effective as of the beginning of our 2007 fiscal year.  The Company does not believe the adoption of FIN 48 will have a material impact on the Company’s financial position or results of operations.

2.

Summary of ~~S~~ s ignificant ~~A~~ a ccounting ~~P~~ p olicies (Cont’d)

Recent accounting pronouncements (Cont’d)

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurement” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This Statement shall be effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including any financial statements for an interim period within that fiscal year. The provisions of this statement should be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied, except in some circumstances where the statement shall be applied retrospectively.  The Company is currently evaluating the effect, if any, of SFAS 157 on its financial statements.

The FASB released SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans: an amendment of FASB Statements No. 87, 88, 106, and 132(R),” which requires an employer to recognize the over funded or under funded status of defined benefit and other postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through an adjustment to comprehensive income. This statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions.  The Company is assessing the impact on the adoption of SFAS No. 158 will have on the Company’s financial position.

3.

Income taxes

The following table accounts for the differences between the actual tax provision and the amounts obtained by applying the applicable PRC corporation income tax rate of 33% to loss before taxes for the period ended March 31, 2007.

JET GLOBAL ENERGY LIMITED

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

$

Loss before taxes	(5,000)

Provision for income taxes at PRC income	(1,650)
tax rate
Non-deductible expenses for income tax purposes	1,650

-

4.

Commitment

The Company has the following capital commitment as of March 31, 2007 :-

$

Purchase of land in PRC	439,220

6.

Ultimate holding company

The director regards Jet Global International Investment Group Limited, a company incorporated in Hong Kong, as being the ultimate holding company.

6.

Approval of accounts

The accounts were approved by the sole director on April 10, 2007.                          .

MCA Holdings Corporation and Jet Global Energy Limited
Consolidated (Unaudited) Condensed Balance Sheet
As of March 31, 2007
(Expressed in US dollars)

	MCA Holdings Corporation	Jet Global Energy Limited	(Unaudited) Adjustments	(Unaudited) Total

ASSETS

CURRENT ASSETS
Cash and Cash Equivalents	$ 30,486	$ -	$ -	$ 30,486
Shareholder Loan	12,860	-	-	12,860
Prepaid Expenses	2,650	-	-	2,650
TOTAL CURRENT ASSETS	45,996	-	-	45,996

PROPERTY AND EQUIPMENT
Property and Equipment	20,098	-	-	20,098
Accumulated Depreciation	-	-	-	-
Net Property and Equipment	20,098	-	-	20,098

TOTAL ASSETS	$ 66,094	$ -	$ -	$ 66,094

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Current Liabilities:
Accounts Payable and accruals	$ -	$ 5,000	$ -	$ 5,000
TOTAL LIABILITIES	-	5,000	-	5,000

STOCKHOLDERS' EQUITY

Common stock ($.0001 par value, 100,000,000 shares authorized; 10,590,000 shares issued and outstanding)	1,059	-	-	1,059
Additional Paid-in-Capital	337,841	-	-	337,841
Retained Deficit	(272,806)	(5,000)	-	(277,806)
TOTAL STOCKHOLDERS' EQUITY	66,094	(5,000)	-	61,094

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 66,094	$ -	$ -	$ 66,094

MCA Holdings Corporation and Jet Global Energy Limited
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Three Months Ended March 31, 2007
(Expressed in US dollars)

	MCA Holdings Corporation	Jet Global Energy Limited	(Unaudited) Pro Forma Adjustments	(Unaudited) Pro Forma Total

SALES AND COST OF SALES:
Sales	$ -	$ -	$ -	$ -
Cost of sales	-	-	-	-
Gross Profit	-	-	-	-

OPERATING EXPENSES:
Professional Fees	29,347	-	-	29,347
Consulting Fees	76,446	-	-	76,446
Selling, general and administrative	15,718	5,000	-	20,718
	121,511	5,000	-	126,511

NET LOSS	$ (121,511)	$ (5,000)	$ -	$ (126,511)

57